EXHIBIT 23.7

                           CONSENT OF PERRY-SMITH LLP


         We consent to the reference to our firm and our tax opinion under the caption "Legal Matters" and elsewhere in Registration Statement No. 333-36326 on Form S-4 as filed by American River Holdings with the Securities and Exchange Commission and to the filing of our tax opinion as Exhibit 8.1 to the Registration Statement.


                                                /s/ PERRY-SMITH LLP
                                                -------------------


August 10, 2000